FIRST QUARTER 2021 INVESTOR PRESENTATION NASDAQ: SRCE www.1stsource.com

DISCLOSURES PAGE 2 Forward-Looking Statements Except for historical information, the matters discussed may include “forward-looking statements.” Those statements are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The audience is advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Please refer to our press releases, Form 10-Qs, and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements of which we undertake no obligation to publicly update or revise. Non-GAAP Financial Measures The accounting and reporting policies of 1st Source conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures are used by management to evaluate and measure the Company’s performance. Although these non-GAAP financial measures are frequently used by investors to evaluate a financial institution, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. These include taxable-equivalent net interest income (including its individual components), net interest margin (including its individual components), the efficiency ratio, tangible common equity-to-tangible assets ratio, pre-tax pre-provision income and tangible book value per common share. Management believes that these measures provide users of the Company’s financial information a more meaningful view of the performance of the interest-earning assets and interest-bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures differently. See the slides titled “Reconciliation of Non-GAAP Financial Measures” for a reconciliation of certain non-GAAP financial measures used by the Company with their most closely related GAAP measures.

CORPORATE OVERVIEW $7.5 billion Community Bank with International Reach headquartered in South Bend, Indiana Community Banking: ■ Locations throughout Northern Indiana and Southwestern Michigan ■ Business and personal banking, payment services, lending, mortgage, and leasing ■ Investment management, wealth advisory, estate planning, and retirement planning services ■ Business and consumer insurance sales Specialty Finance: ■ National and international footprint ■ Construction machinery ■ Corporate and personal aircraft ■ Auto rental and leasing, shuttle buses, motor coaches, funeral cars, and step vans ■ Truck rental and leasing PAGE 3

MISSION AND VISION Mission To help our clients achieve security, build wealth and realize their dreams by offering straight talk, sound advice and keeping their best interests in mind for the long-term. Vision ■ Offer our clients the highest-quality service ■ Support a proud family of colleagues who personify the 1st Source spirit of partnership ■ Be the financial institution of choice in each market we serve ■ Remain independent and nurture pride of ownership among all 1st Source colleagues ■ Achieve long-term, superior financial results PAGE 4

MARKET AREA Specialty Finance Loans and Leases $2.54 billion Community Bank Loans and Leases $3.04 billion PAGE 5

BUSINESS MIX (LOANS AND LEASES) Business Community Banking 80% Personal Community Banking 20% Specialty Finance 46% 54% PAGE 6

COMMUNITY BANKING ■ 79 Banking Centers ■ 100 Twenty-four-hour ATMs ■ 9 Trust & Wealth Advisory locations with approximately $4.9 billion of assets under management ■ 10 1st Source Insurance offices In person Online Over the phone Mobile PAGE 7

SPECIALTY FINANCE GROUP SERVICES Aircraft Division — $874MM Aircraft division provides financing primarily for new and used general aviation aircraft (including helicopters) for private and corporate users, some for aircraft distributors and dealers, air charter operators, air cargo carriers, and other aircraft operators. See Appendix for NAICS industry detail. Construction Equipment Division — $706MM Construction equipment division provides financing for infrastructure projects (i.e., asphalt and concrete plants, bulldozers, excavators, cranes, and loaders, etc.) Auto and Light Truck Division — $553MM Auto/light truck division provides financing for automobile rental and leasing companies, light truck rental and leasing companies, and special purpose vehicle users: buses, funeral cars and step vans. Medium and Heavy Duty Truck Division — $269MM The medium and heavy duty truck division finances highway tractors and trailers and delivery trucks for the commercial trucking industry and trash and recycling equipment for municipalities and private businesses as well as equipment for landfills. PAGE 8

EXPERIENCED AND PROVEN TEAM Executive Team ■ 4 executives with an average 38 years each of banking experience and 26 years with 1st Source Business Banking Officers ■ 40 business banking officers with an average 18 years each of lending experience and with 1st Source from 1 to 32 years Specialty Finance Group Officers ■ 25 specialty finance officers with an average 24 years each of lending experience and with 1st Source from 1 to 30 years PAGE 9

PAGE ELEVEN PERFORMANCE – CLIENT ■ #1 deposit share in our 15 contiguous county market ■ #1 SBA Lender in our Indiana footprint ■ #1 SBA Lender Headquartered in State of Indiana ■ Indiana SBA Community Lender Award – 2013 – 2020 ■ #223 on Forbes’ 500 Best Midsize Employers 2021 List. One of only ten Indiana-based companies to make the list. ■ #12 on Forbes’ 150 Best Employers for Veterans 2020 List ■ #22 on Monitor Magazine’s 2020 Top 50 Bank Finance/Leasing Companies in the U.S. ■ #37 on Monitor Magazine’s 2020 Top 100 Largest Equipment Finance/Leasing Companies in the U.S. PAGE 10

OUR RESPONSE TO COVID-19 Employees Clients Communities ▪ High-risk employees are working remotely ▪ Virtual meetings and conference calls have replaced in-person meetings ▪ Department teams are separated to ensure that infection can not spread across entire units ▪ Business travel is restricted ▪ Adhering to CDC guidelines of social distancing, frequent hand washing and mask wearing ▪ Installed plexiglass barriers at banking center counters and desks, as well as providing masks to all employees ▪ 55% of employees have received at least their first dose of vaccine ▪ Most banking center lobbies have fully reopened with safe social distancing guidelines in place ▪ Banking center drive-ups, ATMs and online/mobile banking services continue to provide a more physically distanced alternative ▪ Over 6,000 PPP loans for over $820 million have been disbursed in support of our communities ▪ As of March 31, 2021, over $360 million in PPP forgiveness had been secured for our 2020 PPP clients ▪ Granted over $1 billion in loan modifications. $133 million in modifications as of March 31, 2021 ▪ Grant of $600,000, in two phases during 2020, made by 1st Source Foundation to the United Ways of the 18 counties in northern Indiana and southwestern Michigan ▪ Grant of $320,000 made by 1st Source Foundation during 2020 to 23 hospitals across our footprint providing assistance with PPE supplies, child care needs and meals for frontline staff ▪ Other contributions have been made to assist our communities during the COVID outbreak ▪ Employees served our communities by sewing masks for nursing homes and hospitals PAGE 11

PAYCHECK PROTECTION PROGRAM LOANS PAGE 12 2020 PPP Loans: • SBA Forgiveness of approx. $370 million • 1,972 out of 3,540 loans for less than $50,000 (56%) • Over 79% of total loan amounts funded during 2020 have been submitted to SBA for forgiveness as of March 31, 2021 2021 PPP Loans: • 1,809 out of 2,573 for less than $50,000 (70%) • Over 400 loans to minority-owned or woman-owned businesses • Over 200 loans to new clients to Bank Number of Loans $ of Loans (000's) Average Loan Size 2020 PPP Loans 3,540 $597,451 $169,000 2021 PPP Loans 2,573 232,437 90,000 Total 6,113 $829,888 $136,000 Highlights

# COVID-19 RELATED LOAN DEFERRALS

As of March 31, 2021

| *(Dollars in millions)* | | Principal Deferrals | | Principal and Interest Deferrals | | Total Modifications in Deferment | | Additional Modifications Expected[(1)] | | Total Modifications | | Recorded Investment at March 31, 2021 | Modifications as a % of March 31, 2021 Balance |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Auto and light truck rental | $ | 1 | $ | - | $ | 1 | $ | - | $ | 1 | $ | 425 | —% |
| Specialty vehicle(2) | | 27 | | - | | 27 | | 9 | | 36 | | 128 | 28% |
| Medium and heavy duty truck | | - | | - | | - | | - | | - | | 269 | —% |
| Aircraft | | 9 | | - | | 9 | | 8 | | 17 | | 874 | 2% |
| Construction equipment | | 7 | | - | | 7 | | - | | 7 | | 706 | 1% |
| Commercial | | 15 | | 45 | | 60 | | 12 | | 72 | | 2,509 | 3% |
| Residential RE and home equity | | - | | - | | - | | - | | - | | 486 | —% |
| Consumer | | - | | - | | - | | - | | - | | 126 | —% |
| **Total loans and leases** | **$** | **59** | **$** | **45** | **$** | **104** | **$** | **29** | **$** | **133** | **$** | **5,523** | **2%** |
| **PPP loans, net of unearned discount[(3)]** | | **-** | | **-** | | **-** | | **-** | | **-** | | **444** | **—%** |
| **Total loans and leases less PPP loans** | **$** | **59** | **$** | **45** | **$** | **104** | **$** | **29** | **$** | **133** | **$** | **5,079** | **3%** |

(1) Repesents modifications which ended deferment during March 2021 and are in the process of receiv ing or expected to receiv e an extension.

(2) Includes buses, step v ans and funeral cars.

(3) PPP loan balances are located within the Commercial category abov e.

Modifications at March 31, 2021:

- $36 million to bus clients or 56% of our total bus loan balances. Included in the Specialty vehicle category above.
- $68 million to hotel industry clients or 43% of our total hotel loan balances. Included in the Commercial category above.

1st Source Corporation

PAGE 13

FINANCIAL REVIEW PAGE 14

GROWING LOAN PORTFOLIO 4333 4755 5000 5463 5499 4.50% 4.93% 5.16% 4.44% 4.27% 3.75% 4.25% 4.75% 5.25% 5.75% 6.25% 2000 3500 5000 6500 2017 2018 2019 2020 2021 YTD Loans & Leases Yield on Loans & Leases - FTE (%)* Total Average Loans & Leases ($MM) PAGE 15 * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

DIVERSIFIED LOAN PORTFOLIO 2021 Average Loans by Type PAGE 16 Commercial Real Estate 18% Residential Real Estate 9% Consumer 2% Medium and Heavy Duty Truck 5% Auto and Light Truck 10%Construction Equipment 12% Aircraft 15% Solar 5% Commercial and Agricultural 16% PPP Loans 8%

PRE-TAX, PRE-PROVISION INCOME PAGE 17 110.3 124.5 136.0 142.3 32.9 39.1 $0 $35 $70 $105 $140 $175 2017 2018 2019 2020 2020 YTD 2021 YTD ($MM) * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

STRONG CREDIT QUALITY PAGE 18 2.10% 2.08% 2.19% 2.56% 2.53% 2017 2018 2019 2020 2021 YTD % of Net Loans and Leases Loan & Lease Loss Allowance Nonperforming Assets Net Charge-Offs Solid Reserves 0.67% 0.71% 0.37% 1.16% 1.12% 2017 2018 2019 2020 2021 YTD Low Nonperforming Assets 0.06% 0.29% 0.10% 0.17% 0.26% 2017 2018 2019 2020 2021 YTD Limited Losses

CORE DEPOSIT FRANCHISE Total Average Deposits ($MM) PAGE 19 4049 4277 4502 5128 5550 444 687 775 609 430 0.43% 0.70% 0.96% 0.53% 0.24% 0.00% 0.50% 1.00% 1.50% 2.00% 500 1500 2500 3500 4500 5500 6500 2017 2018 2019 2020 2021 YTD Non-core Deposits Core Deposits Effective Rate on Deposits (%) * Non-core deposits include CDs over $250,000, brokered CDs, and national listing service CDs. 4493 4964 5277 5737 5980

ATTRACTIVE CORE DEPOSIT FRANCHISE 2021 Average Deposits By Type Noninterest Bearing Demand 29% CD and IRA 19% Savings and Interest Bearing Demand 52% PAGE 20

DEPOSIT MARKET SHARE – 15 COUNTY CONTIGUOUS MARKET* $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 June 14 June 15 June 16 June 17 June 18 June 19 June 20 1st Source Chase Lake City Bank Horizon Bank Fifth Third *Includes Allen, Elkhart, Fulton, Huntington, Kosciusko, LaPorte, Marshall, Porter, Pulaski, St. Joseph, Starke, Wells, and Whitley counties in the State of Indiana, and Berrien and Cass counties in the State of Michigan. 2020 Data as of June 2020 – FDIC (via S&P Global Market Intelligence) Leading Market Share in Community Banking Markets ($000) PAGE 21 14.87% 10.59% 9.45% 5.02% 4.98%

68.1 82.4 92.0 81.4 16.4 28.1 2.60 3.16 3.57 3.17 0.64 1.10 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $0 $15 $30 $45 $60 $75 $90 $105 2017 2018 2019 2020 2020 YTD 2021 YTD Net Income EPCS (Diluted) ($MM) NET INCOME & EARNINGS PER SHARE PAGE 22

NET INTEREST MARGIN (FTE)* PAGE 23 187.4 214.7 224.6 226.4 55.0 57.5 3.57% 3.73% 3.68% 3.39% 3.58% 3.35% 1.00% 2.00% 3.00% 4.00% 5.00% $0 $50 $100 $150 $200 $250 2017 2018 2019 2020 2020 YTD 2021 YTD Net Interest Income ($MM) Net Interest Margin (%) ($MM) * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

DIVERSE SOURCES OF NONINTEREST INCOME Noninterest Income Composition 2021 YTD = $22.1MM* PAGE 24 * Note: Equipment rental income is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix . Trust, Wealth Advisory, and Retirement Plan Services 25% Other 14% Debit Card 19% Service Charges on Deposit Accounts 11% Insurance Commissions 10% Mortgage Banking 17% Equipment Rental 4% Fair Value of Assets Under Management of $4.9B 28% of Total Revenue*

OPERATING EXPENSES PAGE 25 148.8 160.2 163.9 167.2 41.1 40.4 57.7% 56.2% 54.7% 54.2% 55.8% 51.0% 40.0% 50.0% 60.0% 70.0% $0.0 $50.0 $100.0 $150.0 $200.0 2017 2018 2019 2020 2020 YTD 2021 YTD Noninterest Expense ($MM)* Efficiency - Adjusted (%)* ($MM) * Note: Noninterest expense is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix.

14.70% 14.68% 14.90% 15.99% 16.39% 2017 2018 2019 2020 2021 YTD 13.44% 13.42% 13.64% 14.73% 15.12% 2017 2018 2019 2020 2021 YTD 12.17% 12.06% 12.19% 12.15% 12.44% 2017 2018 2019 2020 2021 YTD STRONG CAPITAL POSITION PAGE 26 Total Risk Based Capital Ratio Tier 1 Leverage Ratio Tier 1 Risk Based Ratio Tangible Common Equity / Tangible Assets* 10% Well Capitalized 5% Well Capitalized 8% Well Capitalized 10.94% 10.92% 11.38% 11.10% 10.87% 2017 2018 2019 2020 2021 YTD * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

$20.16 $21.49 $22.75 $24.47 $26.30 $29.18 $31.62 $31.95 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 2014 2015 2016 2017 2018 2019 2020 2021 YTD TANGIBLE BOOK VALUE PER COMMON SHARE* Consistent Growth PAGE 27 * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

0.582 0.600 0.618 0.645 0.671 0.720 0.760 0.960 1.100 1.130 0.590 $0.000 $0.200 $0.400 $0.600 $0.800 $1.000 $1.200 $1.400 $1.600 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD COMMON DIVIDENDS PER SHARE 33 YEARS OF CONSECUTIVE DIVIDEND GROWTH PAGE 28

DELIVERING RETURNS TO SHAREHOLDERS PAGE 29

DELIVERING RETURNS TO SHAREHOLDERS PAGE 30

PERFORMANCE – FINANCIAL ■ 2021 KBW Bank Honor Roll – sixteen banking institutions with more than $500 million in total assets selected ■ #26 of 123 banks between $5 billion and $50 billion in assets – Bank Performance Scorecard by Bank Director Magazine ■ 5 Star “Superior” Rating – BauerFinancial ■ 33 years of consecutive dividend growth PAGE 31

INVESTMENT CONSIDERATIONS ■ Consistent and superior financial performance with a focus on long-term earnings per share and tangible book value growth ■ Experienced and proven team with significant investment in bank ■ Diversification of product mix and geography with asset generation capability ■ Leading market share in community banking markets ■ Stable credit quality, strongly reserved ■ Strong capital position and 33 consecutive years of dividend growth PAGE 32

CONTACT INFORMATION Christopher J. Murphy III Chairman of the Board, CEO and President (574) 235-2711 murphy-c@1stsource.com Andrea G. Short CFO and Treasurer (574) 235-2348 shorta@1stsource.com PAGE 33

APPENDIX PAGE 34

Consolidated Balance Sheet PAGE 35 (Dollars in millions) 2017 2018 2019 2020 2021 YTD Cash and cash equivalents 78$ 99$ 83$ 243$ 336$ Investment securit ies and other investments 930 1,019 1,069 1,225 1,319 Loans and leases, net of unearned discount 4,541 4,847 5,106 5,502 5,533 Allowance for loan and lease losses (95) (100) (111) (141) (140) Equipment owned under operating leases, net 140 134 112 65 61 Other assets 293 295 364 422 403 Total assets 5,887$ 6,294$ 6,623$ 7,316$ 7,512$ Noninterest-bearing deposits 1,064$ 1,217$ 1,217$ 1,637$ 1,833$ Interest-bearing deposits 3,689 3,905 4,140 4,309 4,298 Total deposits 4,753 5,122 5,357 5,946 6,131 Total borrowings 342 329 276 291 321 Other liabilit ies 73 79 141 148 124 Total shareholders' equity 719 762 829 887 891 Noncontrolling interests - 2 20 44 45 Total equity 719 764 849 931 936 Total liabilities and equity 5,887$ 6,294$ 6,623$ 7,316$ 7,512$

Consolidated Income Statement PAGE 36 (Dollars in millions) 2017 2018 2019 2020 2020 YTD 2021 YTD Net interest income 186$ 214$ 224$ 226$ 55$ 57$ Provision for credit losses 9 19 16 36 11 2 Noninterest income* 73 70 76 83 19 22 Noninterest expense* 149 160 164 167 42 40 Income before income taxes 101 105 120 106 21 37 Income tax expense 33 23 28 25 5 9 Net income 68 82 92 81 16 28 Net income attributable to noncontrolling interests - - - - - - Net income available to common shareholders 68$ 82$ 92$ 81$ 16$ 28$ Diluted net income per common share 2.60$ 3.16$ 3.57$ 3.17$ 0.64$ 1.10$ * Note: Noninterest income and Noninterest expense are shown net of leased equipment depreciation. See "Reconciliation of non-GAAP Financial Measures" in Appendix.

Aircraft Portfolio – Industries by NAICS Transportation & Warehousing 17% Finance & Insurance and Real Estate 13% Services 18% Retail Trade 16% Construction 9% Manufacturing 11% Ag, Forestry, Fishing & Hunting 6% Wholesale Trade 4% Other* 6% PAGE 37 *Other includes: Mining & Utilities and Information

Ownership Summary Institutional 45.0% Insiders 31.5% Retail/Other 20.2% 1st Source ESOP 3.3% (1) As of March 31, 2021 (2) As of December 31, 2020 or most recently reported data Source: S&P Global Market Intelligence and Company filings PAGE 38 Shareholder Type Shares % of Total Institutional 11,381,183 45.0% Insiders 7,966,329 31.5% Retail/Other 5,101,414 20.2% 1st Source ESOP 819,761 3.3% Total Shares Outstanding (1) 25,268,687 100.0% Rank Institution (Top 10 Institutions) Shares % of Total 1 Dimensional Fund Advisors LP 1,843,367 7.3% 2 BlackRock Inc. 1,261,557 5.0% 3 Wellington Management Group LLP 1,006,265 4.0% 4 Vanguard Group Inc. 927,780 3.7% 5 AllianceBernstein LP 641,214 2.5% 6 Manulife Asset Management 426,389 1.7% 7 State Street Global Advisors Inc. 407,326 1.6% 8 Renaissance Technologies LLC 321,240 1.3% 9 Geode Capital Management LLC 287,798 1.1% 10 Boston Trust Walden Co. 287,698 1.1% Top 10 Institutions (2) 7,410,634 29.3% Other 3,970,549 15.7% Total Institutional Ownership (2) 11,381,183 45.0%

# Reconciliation of Non-GAAP Financial Measures

**Calculation of Yield on Loans and Leases**

| *(Dollars in thousands)* | | 2017 | 2018 | 2019 | 2020 | 2021 YTD |
|---|---|---|---|---|---|---|
| (A) | Loans and leases interest income (GAAP) | $ 194,297 | $ 234,083 | $ 257,738 | $ 242,172 | $ 57,779 |
| (B) | Plus: loans and leases fully tax-equivalent adjustments | 621 | 367 | 375 | 333 | 81 |
| (C) | Loans and leases interest income - FTE (A+B) | 194,918 | 234,450 | 258,113 | 242,505 | 57,860 |
| (D) | Average loans and leases | $ 4,333,375 | $4,755,256 | $5,000,161 | $5,463,436 | $5,499,009 |
| (E) | Annualization factor | 1.00 | 1.00 | 1.00 | 1.00 | 4.06 |
| | Yield on loans and leases (GAAP) (A*E)/D | 4.48% | 4.92% | 5.15% | 4.43% | 4.26% |
| | Yield on loans and leases - FTE (C*E)/D | 4.50% | 4.93% | 5.16% | 4.44% | 4.27% |

**Calculation of Net Interest Margin**

| *(Dollars in thousands)* | | 2017 | 2018 | 2019 | 2020 | 2020 YTD | 2021 YTD |
|---|---|---|---|---|---|---|---|
| (A) | Interest income (GAAP) | $ 212,385 | $ 257,316 | $ 282,877 | $ 263,031 | $ 67,686 | $ 62,292 |
| (B) | Plus: fully tax-equivalent adjustments | 1,795 | 803 | 686 | 543 | 151 | 121 |
| (C) | Interest income - FTE (A+B) | 214,180 | 258,119 | 283,563 | 263,574 | 67,837 | 62,413 |
| (D) | Interest expense (GAAP) | 26,754 | 43,410 | 59,011 | 37,211 | 12,842 | 4,880 |
| (E) | Net interest income (GAAP) (A-D) | 185,631 | 213,906 | 223,866 | 225,820 | 54,844 | 57,412 |
| (F) | Net interest income - FTE (C-D) | 187,426 | 214,709 | 224,552 | 226,363 | 54,995 | 57,533 |
| (G) | Average earning assets | $ 5,251,094 | $5,761,761 | $6,104,673 | $6,684,246 | $6,181,794 | $ 6,960,551 |
| (H) | Annualization factor | 1.00 | 1.00 | 1.00 | 1.00 | 4.02 | 4.06 |
| | Net interest margin (GAAP) (E*H)/G | 3.54% | 3.71% | 3.67% | 3.38% | 3.57% | 3.35% |
| | Net interest margin - FTE (F*H)/G | 3.57% | 3.73% | 3.68% | 3.39% | 3.58% | 3.35% |

**Pre-Tax, Pre-Provision Income**

| *(Dollars in thousands)* | | 2017 | 2018 | 2019 | 2020 | 2020 YTD | 2021 YTD |
|---|---|---|---|---|---|---|---|
| (A) | Income before income taxes (GAAP) | $ 101,360 | $ 105,027 | $ 120,154 | $ 106,341 | $ 21,578 | $ 36,743 |
| (B) | Plus: Provision for credit losses | 8,980 | 19,462 | 15,833 | 36,001 | 11,353 | 2,398 |
| (C) | Pre-tax, pre-provision income (A+B) | $ 110,340 | $ 124,489 | $ 135,987 | $ 142,342 | $ 32,931 | $ 39,141 |

1st Source Corporation

PAGE 39

# Reconciliation of Non-GAAP Financial Measures

**Noninterest Income**

| *(Dollars in thousands)* | 2017 | 2018 | 2019 | 2020 | 2020 YTD | 2021 YTD |
|---|---|---|---|---|---|---|
| (A) Noninterest income (GAAP) | $ 98,706 | $ 97,050 | $ 101,130 | $ 103,889 | $ 24,622 | $ 25,869 |
| (B) Less: depreciation - leased equipment | (25,215) | (26,248) | (25,128) | (20,203) | (5,427) | (3,773) |
| Noninterest income - adjusted (A-B) | $ 73,491 | $ 70,802 | $ 76,002 | $ 83,686 | $ 19,195 | $ 22,096 |

**Noninterest Expense**

| *(Dollars in thousands)* | 2017 | 2018 | 2019 | 2020 | 2020 YTD | 2021 YTD |
|---|---|---|---|---|---|---|
| (A) Noninterest expense (GAAP) | $ 173,997 | $ 186,467 | $ 189,009 | $ 187,367 | $ 46,535 | $ 44,140 |
| (B) Less: depreciation - leased equipment | (25,215) | (26,248) | (25,128) | (20,203) | (5,427) | (3,773) |
| Noninterest expense - adjusted (A-B) | $ 148,782 | $ 160,219 | $ 163,881 | $ 167,164 | $ 41,108 | $ 40,367 |

**Calculation of Efficiency Ratio**

| *(Dollars in thousands)* | 2017 | 2018 | 2019 | 2020 | 2020 YTD | 2021 YTD |
|---|---|---|---|---|---|---|
| (A) Net interest income (GAAP) | $ 185,631 | $ 213,906 | $ 223,866 | $ 225,820 | $ 54,844 | $ 57,412 |
| (B) Net interest income - FTE | 187,426 | 214,709 | 224,552 | 226,363 | 54,995 | 57,533 |
| (C) Plus: noninterest income (GAAP) | 98,706 | 97,050 | 101,130 | 103,889 | 24,622 | 25,869 |
| (D) Less: gains/losses on investment securities and partnership investments | (4,569) | (320) | (653) | (1,652) | (513) | (460) |
| (E) Less: depreciation - leased equipment | (25,215) | (26,248) | (25,128) | (20,203) | (5,427) | (3,773) |
| (F) Total net revenue (GAAP) (A+C) | 284,337 | 310,956 | 324,996 | 329,709 | 79,466 | 83,281 |
| (G) Total net revenue - adjusted (B+C-D-E) | 256,348 | 285,191 | 299,901 | 308,397 | 73,677 | 79,169 |
| (H) Noninterest expense (GAAP) | 173,997 | 186,467 | 189,009 | 187,367 | 46,535 | 44,140 |
| (E) Less: depreciation - leased equipment | (25,215) | (26,248) | (25,128) | (20,203) | (5,427) | (3,773) |
| (I) Less: contribution expense limited to gains on investment securities in (D) | (959) | - | - | - | - | - |
| (J) Noninterest expense - adjusted (H-E-I) | $ 147,823 | $ 160,219 | $ 163,881 | $ 167,164 | $ 41,108 | $ 40,367 |
| Efficiency ratio (GAAP-derived) (H/F) | 61.2% | 60.0% | 58.2% | 56.8% | 58.6% | 53.0% |
| Efficiency ratio - adjusted (J/G) | 57.7% | 56.2% | 54.7% | 54.2% | 55.8% | 51.0% |

1st Source Corporation
PAGE 40

# Reconciliation of Non-GAAP Financial Measures

## Calculation of Tangible Common Equity-to-Tangible Assets Ratio

| *(Dollars in thousands)* | 2017 | 2018 | 2019 | 2020 | 2021 YTD |
|---|---|---|---|---|---|
| (A) Total common shareholders' equity (GAAP) | $ 718,537 | $ 762,082 | $ 828,277 | $ 886,845 | $ 891,295 |
| (B) Less: goodwill and intangible assets | (83,742) | (83,998) | (83,971) | (83,948) | (83,942) |
| (C) Total tangible common shareholders' equity (A-B) | 634,795 | 678,084 | 744,306 | 802,897 | 807,353 |
| (D) Total assets (GAAP) | 5,887,284 | 6,293,745 | 6,622,776 | 7,316,411 | 7,511,931 |
| (B) Less: goodwill and intangible assets | (83,742) | (83,998) | (83,971) | (83,948) | (83,942) |
| (E) Total tangible assets (D-B) | $ 5,803,542 | $ 6,209,747 | $ 6,538,805 | $ 7,232,463 | $ 7,427,989 |
| Common equity-to-assets ratio (GAAP-derived) (A/D) | 12.20% | 12.11% | 12.51% | 12.12% | 11.87% |
| Tangible common equity-to-tangible assets ratio (C/E) | 10.94% | 10.92% | 11.38% | 11.10% | 10.87% |

## Calculation of Tangible Book Value per Common Share

| *(Dollars in thousands, except for per share data)* | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 YTD |
|---|---|---|---|---|---|---|---|---|
| (A) Total common shareholders' equity (GAAP) | $ 614,473 | $ 644,053 | $ 672,650 | $ 718,537 | $ 762,082 | $ 828,277 | $ 886,845 | $ 891,295 |
| (B) Less: goodwill and intangible assets | (85,371) | (84,676) | (84,102) | (83,742) | (83,998) | (83,971) | (83,948) | (83,942) |
| (C) Total tangible common shareholders' equity (A-B) | $ 529,102 | $ 559,377 | $ 588,548 | $ 634,795 | $ 678,084 | $ 744,306 | $ 802,897 | $ 807,353 |
| (D) Actual common shares outstanding | 26,248,690 | 26,027,584 | 25,875,765 | 25,936,764 | 25,783,728 | 25,509,474 | 25,389,117 | 25,268,687 |
| Book value per common share (GAAP-derived) (A/D)*1000 | $ 23.41 | $ 24.75 | $ 26.00 | $ 27.70 | $ 29.56 | $ 32.47 | $ 34.93 | $ 35.27 |
| Tangible common book value per share (C/D)*1000 | $ 20.16 | $ 21.49 | $ 22.75 | $ 24.47 | $ 26.30 | $ 29.18 | $ 31.62 | $ 31.95 |

1st Source Corporation

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